“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Conference Call Fourth Quarter & Full Year 2011 March 22nd, 2012 Exhibit 99.2

Forward Looking Statements &
Non GAAP Measures
“Focused
manufacturer of
engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s Fourth Quarter and Full Year 2011 Earnings Release on the Investor Relations section of our website www.manitexinternational.com
for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment”
Overview
• 2011 Performance set several Company records
– Sales of $142 million (48% increase)
– Adjusted net income* $3.6 million (69% increase)
– Adjusted EPS $0.31 (63% increase)
– EBITDA $11.1 million (28% increase)
• Markets steadily improved through 2011 and this trend looks to be continuing. Very dynamic energy sector driving demand for boom trucks
– Backlog increased sequentially. YOY increase 110% to $83.7 million
• Prepared for further growth
– Renewed and increased working capital facilities
– Repaid $3 million of long term debt in 2011. Targeting more in
2012
•
2012 pace of growth predicated on continuing to expand output internally and from suppliers
* Adjusted net income is GAAP net income adjusted for tax effected unusual legal settlement. See slide 7 reconciliation

“Focused
manufacturer of
engineered lifting
equipment”
Commercial Update
•Market sentiment appears more optimistic
•Energy sector experiencing high levels of growth particularly N America
•General construction activity still relatively slow, but increased activity
•European markets slow, impacted by customer credit availability
•S. America / other non-European international enquiries increasing
•OEM price increases implemented for orders being received for 2012 and 2013
•Product demand still focused on more specialized, higher tonnage units or industry specific product (e.g. energy).
•
Strongest demand for our Manitex boom trucks
•
Boom truck market estimated 2011 growth of 130% in our categories
•
Commercial material handling and specialized trailer demand strengthened in second half of 2011 and continues firm
•12/31/11 Backlog 83.7 million
•Broad based order book, with boom trucks in particular out to Q3-2012
•Stronger military / governmental component for second half 2012
•Looking for further ramp up of production in 2012
•Orders still currently being received at a faster rate than output

Key Figures - Annual
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
2011 2010 2009
Net sales $142,291 $95,875 $55,887
% change in 2011 to prior period
48.4% 154.6%
Gross profit 29,250 23,334 11,157
Gross margin %
20.6% 24.3% 20.0%
Operating expenses* 21,466 17,797 7,813
Adjusted Net Income* 3,561 2,109 3,639
Ebitda 11,120 8,676 1,982
Ebitda % of Sales
7.8% 9.0% 3.5%
Working capital 41,032 31,692 25,578
Current ratio 2.4 2.4 2.8
Backlog 83,700 39,905 22,122
% change in 2011 to prior period
109.7% 278.4%
• 2011 adjusted to exclude unusual $1,183k  legal settlement. See reconciliation on slide 7
• 2009 includes $3,815k bargain purchase gain on acquisitions in year

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q4-2011 Q4-2010 Q3-2011
Net sales $36,561 $29,544 $36,942
% change in Q4-2011 to prior period
23.8% (1.0%)
Gross profit 7,489 7,660 7,824
Gross margin %
20.5% 25.9% 21.2%
Operating expenses * 5,431 5,605 5,591
Adjusted Net Income * 1,070 932 1,020
Ebitda 2,876 2,850 3,147
Ebitda % of Sales
7.9% 9.6% 8.5%
• Q4-2011 adjusted to exclude unusual $1,183k  legal settlement. See reconciliation in Appendix

“Focused
manufacturer of
engineered lifting
equipment”
Adjusted Net Income
Three Months ending Twelve Months Ending
December 31,
2011
December 31,
2010
December 31,
2011
December 31,
2010
Net income as reported 289 932 2,780 2,109
Add: Legal settlement 1,183 - 1,183 -
Less: Tax at effective
rate of 34%
(402) - (402) -
Net income as adjusted 1,070 932 3,561 2,109
Diluted Earnings per
share, as reported
$0.03 $0.08 $0.24 $0.19
Add: EPS impact of legal
settlement (net of tax)
$0.07 - $0.07 -
Diluted Earnings per
share as adjusted
$0.09 $0.08 $0.31 $0.19
Weighted average diluted
shares outstanding
11,555,764 11,395,814 11,548,158 11,380,966
Legal settlement charge is present value of twenty annual payments of $95k

“Focused
manufacturer of
engineered lifting
equipment”
2011 Operating Performance
$m $m
2010 Net income 2.1
Gross profit impact of increased sales of $46.4 million (2011 sales less 2010 sales at 2010 gross profit % ). Includes approx. $23 million for additional 6 months  of operations in 2011 v 2010 for CVS and NAEE
11.3
Impact from reduced margin
(2011 gross profit % - 2010 gross profit %
multiplied by 2011 sales)
(5.3)
Increase in gross profit 6.0
Increase in operating expenses (including R&D increase of
$0.4m)
CVS & NAEE 2011 12 month expenses v 2010 six months
(1.6)
(2.1)
Interest & Other income / (expense) -
Increase in tax (0.8)
2011 Adjusted Net income $       3.6

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000 2011 2010 2009
Working Capital $41,032 $31,692 $25,578
Days sales outstanding (DSO) 61 60 67
Days payable outstanding (DPO) 59 62 73
Inventory turns 2.7 2.9 1.7
Current ratio 2.4 2.4 2.8
Operating working capital 50,007 36,763 29,112
Operating working capital % of annualized
LQS
34.2% 31.1% 48.7%
•Major movements in working capital increase 2011 v 2010 of $9.3m
•Receivables ($5.6m), inventory ($11.6m), offset by increased short term notes ($2.7m), trade accounts payable ($4.0m) and accrued expenses
($0.6m) and reduced prepayments ($0.4m)
•Inventory increase v 2010 in raw materials and WIP to support growth, and increased cost from material cost inflation
•Current ratio, DSO & DPO  remain strong through growth phase, and operating working capital % increased to support future revenue growth

“Focused
manufacturer of
engineered lifting
equipment”
$000
2011 2010 2009
Total Cash 71 662 287
Total Debt 42,227 34,019 33,511
Total Equity 46,794 43,274 40,428
Net capitalization 88,950 76,631 73,652
Net debt / capitalization 47.4% 43.5% 45.1%
YTD EBITDA 11,120 8,676 1,982
YTD EBITDA % of sales 7.8% 9.0% 3.5%
•Increase in debt at 12/31/2011 from 12/31/2010 of $8.2m
• Increase in lines of credit and Italian working capital finance $7.5m
• Long term debt: CVS acquisition funding $3.8m; Payments on other debt ($3.0m)
•N. American revolver facilities, based on available collateral at December 31, 2011 was $30m.
•Cash and N. American revolver availability at December 31, 2011 $4.5m
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash

2012 Outlook
“Focused
manufacturer of
engineered lifting
equipment”
• Expect market demand to continue, particularly energy, with general economic pick up in addition
• Anticipate sequential quarterly increase in sales
• Key challenge is continuing to increase internal output and that of suppliers
• Net income to benefit from impact of higher volume and lower %
of SG&A